EXHIBIT 10.13

                  TELECOMMUNICATIONS SERVICE AGREEMENT

Pursuant to this agreement ("Agreement"), entered into between Brooks Fiber Communications of NVT Inc. ("BFC") and the customer identified on the reverse hereof ("Customer")(each of BFC and Customer a "party"). BFC agrees to provide and Customer agrees to purchase the services and/or equipment ("Services" and/or "Leased Equipment") described on the reverse side hereof or in addenda attached hereto (each a "Service Description") at the prices and on the terms and conditions stated in such Service Description and below, and as provided in relevant tariffs. Addenda executed from time to time shall become part of this Agreement by reference hereto. Each Service Description may describe (i) the requested service commencement date ("Requested Service Date"), (ii) the agreed duration of Customer's purchase ("Term"), (iii) the recurring charge ("Service Charge"), install charge and any other charges, and (iv) other pertinent information.

1.  INITIATION AND TERM OF SERVICE:  With respect to each Service
Description, the Term shall begin on the later of the Requested Service
Date or the day following the date on which BFC notifies Customer that the Service is ready for use ("Service Commencement Date") and shall continue for the applicable Term. At the expiration of the Term, this Agreement shall continue in effect with respect to the Service on a month-to-month basis, until canceled by either party on 30 days notice; provided, however, that the Service Charge during such period shall be the then current monthly rate provided by tariff or BFC's standard price list. Customer shall be responsible for obtaining and maintaining rights-of-way and facilities required for access from BFC's network to
Customer's premises, as well as necessary space and other facilities for
BFC and Customer equipment.
2.  PAYMENT: Except as otherwise required by tariff, Customer agrees to pay BFC monthly throughout the Term, on the Service Commencement Date and on the first day of each monthly (or other) billing period thereafter, a Service Charge at the rate stated as "Recurring" charge for each Service Description. The first Service Charge shall be prorated from the Service Commencement Date through the end of the calendar month in which the
Service Commencement Date occurs.  The non-recurring charges and other charges are payable with the first Service Charge.  Except as otherwise agreed, BFC shall submit monthly invoices to Customer, and payment of all charges shall be due at the address shown on the invoice no later than 30 days after the invoice date ("Due Date").  Any amounts not paid within 15 days after the Due Date ("Delinquent Charges") will be subject to a late charge of 1.5% per month or the maximum lawful rate, whichever is lower
("Late Charge"). Any applicable surcharge, federal, state, local use, excise, or sales tax or similar levy, chargeable to or against BFC because of the Service provided to Customer, shall be charged to and paid by Customer in addition to the Service Charge and other charges under this Agreement. Customer agrees to pay all costs, including reasonable attorney's fees, expended in collecting Delinquent Charges.
3.  SUSPENSION OR TERMINATION OF SERVICE: BFC may suspend or terminate
Service (i) if Customer fails to pay all Delinquent Charges within 7 days after written notice of termination or (ii) if Customer fails, within 30 days after written notice, to comply with this Agreement or any applicable tariff. No such suspension or termination shall be deemed an Interruption, as defined in Section 4, below.
4. INTERRUPTION OF SERVICE; CREDIT: For any interruption of Service ("Interruption") that is not due to negligence or noncompliance with this Agreement on the part of Customer or the operation or the malfunction of facilities, power, or equipment provided by the Customer, Customer will receive a credit for the period during which Service was interrupted. An Interruption begins when the Customer reports a service facility or circuit to be interrupted and releases it for testing and repair. An Interruption ends when the service, facility, or circuit is operating properly.  Credit allowances are calculated on the basis of a 30-day month; and the credit shall be a pro-rata allowance against the Service
Charge for the interrupted Service based on the duration of the interruption, as follows:
               DURATION OF INTERRUPTION: AMOUNT OF CREDIT
               ------------------------------------------
First 30 minutes: None     30 minutes to 3 hours: 1/10 day
Each additional 3 hour period (or fraction thereof): 1/5 day
Two or more interruptions of 15 minutes or more during any one 24-hour period shall be considered a single interruption. No more than one full day's credit will be allowed for any period of 24 hours.
5. LIMITATION OF LIABILITY; LIMITATION OF WARRANTY: EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, IN NO EVENT SHALL BFC BE LIABLE FOR ANY
DAMAGES, EITHER DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL,
ACTUAL OR PUNITIVE, OR ANY LOST PROFITS OF ANY KIND, ARISING OUT OF
MISTAKES, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTIONS, DELAYS, OR DEFECTS
IN TRANSMISSION, (INCLUDING THOSE WHICH MAY BE REQUIRED FOR COMPLIANCE
WITH RULES OR ORDERS OF REGULATORY OR JUDICIAL AUTHORITIES), ARISING OUT
OF OR RELATED TO THIS AGREEMENT OR THE OBLIGATIONS OF BFC HEREUNDER.
CUSTOMER AGREES THAT ITS SOLE AND EXCLUSIVE REMEDY FOR ANY FAILURE OF
BFC'S PERFORMANCE HEREUNDER SHALL BE CREDIT FOR SERVICE INTERRUPTION AS PROVIDED IN SECTION 4, ABOVE OR APPLICABLE TARIFF. BFC MAKES NO
WARRANTY, EXPRESS, IMPLIED OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY SERVICE,
OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXCLUDED
AND DISCLAIMED.
6. CANCELLATION: (A) If a Service Commencement Date does not occur within 90 days after the Requested Service Date, Customer may cancel this Agreement with respect to such Service without liability for any cancellation charge, by 30 days written notice to BFC. (B) Except as permitted in subsection (A), if Customer cancels any Service, or if BFC terminates any Service pursuant to Section 3 above, then Customer shall pay BFC a cancellation charge in the amount of 50% of the remaining
Service Charge payable during the remainder of the Term. (C) Either party may cancel this Agreement without liability if BFC is prohibited from furnishing Service or if any material rate or term contained herein is substantially changed by final order of a court, administrative agency or other tribunal of competent jurisdiction.
7. NON-TARIFFED SERVICES AND EQUIPMENT. The provision by BFC and the purchase or lease by Customer of non-tariffed services and/or equipment in connection with this Agreement shall be subject to the terms and conditions of this Agreement except as superseded by the terms and conditions of any pertinent addenda attached hereto.
8. FORCE MAJEURE: If BFC's performance hereunder is impaired by any cause beyond BFC's reasonable control, including without limitation acts of God, fire, explosion, materially adverse weather condition, inability to obtain needed utilities or services, accidents, breakdown of equipment, machinery or facilities, radiation, compliance with applicable law or regulation, public emergency, civil strife, war or strike ("Force Majeure Condition"), then such performance shall be excused to the extent of such impairment. BFC shall resume performance with reasonable dispatch after cessation of the Force Majeure Condition. If BFC's performance is impaired by a Force Majeure Condition for a period exceeding sixty (60) days, Customer may cancel the affected Service without liability for a cancellation charge.
9. ADDITIONAL PROVISIONS: (A) NON-WAIVER. The failure of either party to give notice of default or to enforce or insist upon compliance with any of the terms or conditions of this Agreement shall not constitute a waiver of any term or condition hereof, and the waiver of any term or condition of this Agreement, or the granting of an extension of time for performance shall not constitute a waiver or extension of time with respect to any other matter, including future application of the same provision. (B) DISPUTES - ARBITRATION. Except for disputes regarding Customer's failure to pay for Service as provided in this Agreement, if any dispute cannot be resolved by negotiation between the parties, either party may by notice require that the dispute by submitted to binding arbitration by a single arbitrator, at a location reasonably selected by the party giving such notice, under the Commercial Arbitration Rules of the American Arbitration Association. (C) ENTIRE AGREEMENT. This
Agreement, including Addenda and matters incorporated herein by reference, contains the entire understanding of the parties and supersedes any prior quotations, proposals, arrangements, or understandings relating to the subject matter hereof. No subsequent agreement between the parties concerning Service shall be effective unless contained in a writing signed by both parties. (D) ASSIGNMENT. Customer may not assign or transfer its rights or obligations under this Agreement without the prior written consent of BFC, which shall not be unreasonably withheld. (E)
NOTICES. Required or permitted notices shall be in writing and delivered by registered or certified mail return receipt requested, postage prepaid, if to Customer, to a person identified as a "Service Contact" and if to BFC, to Contract Administrator, Brooks Fiber Properties, Inc.,
425 Woods Mill Road South, Suite 300, Town and Country Missouri 63017, or as otherwise provided by proper notice hereunder, and the effective date of any notice under this Agreement shall be the date of receipt or refusal of delivery. (F) REGULATORY JURISDICTION. Provision by BFC of Service and other matters related to this Agreement are subject to applicable federal, state and local regulatory authority.
(G) SEVERABILITY. Each Service described in a Service Description is deemed a separate Service, and termination of any Service shall not affect any other Services. (H) PARTIAL INVALIDITY. If any provision of this Agreement shall be held invalid or unenforceable under applicable law, the remainder shall not thereby be affected and shall be given full effect. (I) CONFIDENTIALITY. Except with consent of the other party or as required by law or court order, neither party will disclose the existence of this Agreement or any information regarding its terms or the parties' performance hereunder ("Confidential Information") to any third party.

10.  SPECIAL PROVISIONS:



Except with respect to non-tariffed services and Leased Equipment, all terms and conditions of this Agreement are subject to applicable state and federal tariffs which are incorporated herein by reference. In case of any conflict between the provisions hereof and relevant tariff provisions, the provisions of the tariff shall control. Information regarding tariffs can be obtained from BFC's sales offices or by contacting the Contract Administrator at the address in section 9(E) above.

Form effective 1/97.

BROOKS                             AGREEMENT 73606        DATE___________
FIBER                                TELECOMMUNICATIONS SERVICE AGREEMENT
COMMUNICATIONS

CUSTOMER INFORMATION
-------------------------------------------------------------------------

ORDERING INFORMATION

ORDERED BY  BILL BEDRI             PO NUMBER______________ DATE 4/2/98
COMPANY NETVOICE TECHNOLOGIES      PHONE 972-788-2988 FAX 972-788-2995
STREET 13747 MONTFORT DR.          TYPE OF BUSINESS  IP TELEPHONY
CITY, STATE, ZIP DALLAS, TX 75240

BILLING INFORMATION
COMPANY NAME   SAME AS ABOVE       PHONE______________________________
BILL TO_________________________   FAX________________________________
STREET__________________________   CITY, STATE, ZIP___________________

CREDIT INFORMATION
BUSINESS CUSTOMER
 [ ]   SOLE PROPRIETORSHIP [ ]   PARTNERSHIP [ ]   CORPORATION
FEDERAL TAX ID_______________
YEARS IN BUSINESS____ BANK NAME______________ CONTACT________ PHONE______
TRADE REFERENCE______________________   PHONE_____________
TRADE REFERENCE______________________   PHONE_____________
TRADE REFERENCE______________________   PHONE_____________

INDIVIDUAL SS#_________________________ CREDIT SCORE_____________________

SERVICE INFORMATION SUMMARY
-------------------------------------------------------------------------
[ ] Move            [ ] Add To  Reference Agreement #___________________
[ ] New Install     [ ] Replace     Comments____________________________
Product Type [ ] Local Switched   [ ] Dedicated   [ ] Long Distance
[ ] Other   Requested Service Date__________________________

SERVICE CONTACTS
-------------------------------------------------------------------------
Name ______________ Phone____________ Physical Address: Room, Floor _____ Name ______________ Phone____________ Street_____________________________
Test Turn Up Pager#__________ Building Access Pager #____________________ City, State, Zip___________________________________________
PROVIDERS
Current Service Provider_______________________________
Current Equipment Provider_____________________________

---------------------------------------------------------------------------------------
                             LENGTH OF              TOTAL CHARGES
TELECOMMUNICATIONS SERVICES    TERM     QUANTITY  INSTALL   RECURRING  FORMS ATTACHED
---------------------------------------------------------------------------------------
Gateway S1 Digital PBX Trunks    2          3      2265       2490
                 Outbound
---------------------------------------------------------------------------------------
Gateway S1 Digital PBX Trunk     2          1       865       1041
             2-way DID
---------------------------------------------------------------------------------------
Houston                                                                For Internal Use
-------                                                                     Only
---------------------------------------------------------------------------------------
 Other Special Service Request
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Total Agreement                                    3130       3531
---------------------------------------------------------------------------------------

[ ] Customer responsible for cancellation of current carrier service. If yes, Customer initials______________________
[ ] Brooks Fiber Communications responsible for cancellation of current carrier service

ACCEPTANCE
-------------------------------------------------------------------------
Subject to the terms and conditions on the reverse side hereof.

Agreed By /s/ BILL BEDRI      Title President          Date 9/2/98
         ------------------        ----------------        -------------
            Customer

Agreed By /s/                 Title Dir. Mkting        Date 4/2/98
         ------------------        ----------------        -------------
         Brooks Fiber Communications

Sales Representative
                     -----------------------------
                      Brooks Fiber Communications

Code______________   Phone #___________________   Date________________

White - Brooks Corporate  Canary - Customer Copy  Pink - Regional Office
Copy

BROOKS
FIBER
PROPERTIES

ORDERED BY  BILL BEDRI             PO NUMBER 98021900100  DATE 02/19/98
COMPANY NETVOICE TECHNOLOGIES      PHONE 972-424-1701 FAX 972-881-8708
STREET 14606 DALLAS PARKWAY        TYPE OF BUSINESS Telecommunications
                  SUITE 1118
CITY, STATE, ZIP DALLAS, TX 75240

BILLING INFORMATION
CO NAME   NetVoice Technologies    PHONE 972-424-1701
BILL TO  Accounts Payable          FAX   972-881-8708
STREET 14606 Dallas Parkway        CITY, ST  Dallas, TX 75074
                   Suite 1118

CREDIT INFORMATION
BUSINESS CUSTOMER
 [ ] SOLE PROPRIETORSHIP   [ ] PARTNERSHIP   [X] CORPORATION
FEDERAL TAX ID_______________
YEARS IN BUSINESS____ BANK NAME______________ CONTACT________ PHONE______
TRADE REFERENCE______________________   PHONE_____________
TRADE REFERENCE______________________   PHONE_____________
TRADE REFERENCE______________________   PHONE_____________
INDIVIDUAL SS#_________________________ CREDIT SCORE_____________________

SERVICE INFORMATION SUMMARY
-------------------------------------------------------------------------
                      Requested Service Date:       03/31/98
                                             ----------------------------

[ ] Move            [ ] Add To  Reference Agreement #___________________
[X] New Install     [ ] Replace Comments________________________________
Product Type [ ] Local Switched   [ ] Dedicated   [ ] Data   [ ] Long
Distance   [ ] Other

SERVICE CONTACTS
-------------------------------------------------------------------------
Name Fred Rackers  Phone 214-693-3427 Physical Address: Rm, Fl _____
Name Bill Bedri    Phone 972-716-9212 Street_____________________________
Test Turn Up Pager#__________ Building Access Pager #____________________ City, State, Zip___________________________________________

PROVIDERS
-------------
Current Service Provider_______________________________
Current Equipment Provider Inter-Tel

---------------------------------------------------------------------------------------
                              LENGTH OF              TOTAL CHARGES
TELECOMMUNICATIONS SERVICES     TERM       QTY    INSTALL    RECURRING  FORMS ATTACHED
Collaction Facilities             1         1      $0.00      $378.00
AC Power                         20         1      $0.00       $59.60

 Other Special Service Request


Total Agreement                                    $0.00      $437.60
---------------------------------------------------------------------------------------

[ ] Customer responsible for cancellation of current carrier service. If yes, Customer initials______________________
[ ] Brooks Fiber Communications responsible for cancellation of current carrier service

ACCEPTANCE
-------------------------------------------------------------------------
SUBJECT TO THE TERMS AND CONDITIONS ON THE REVERSE SIDE HEREOF.

AGREED BY (CUSTOMER): BILL BEDRI   TITLE PRESIDENT          DATE 8/19/98
                     ------------        --------------         --------

AGREED BY (BFC):                   TITLE                    DATE
                -----------------        --------------         ---------

SALES REPRESENTATIVE (BFC):_________________________________
CODE______________   PHONE #___________________   DATE________________